UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 24, 2015

(Date of earliest event reported)

BLUE WATER PETROLEUM CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-169770	46-2934710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6025 S. Quebec, Suite 100, Centennial, CO	80111
(Address of principal executive offices)	(Zip Code)

(303) 930-2218
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Sludge - to - Oil Technology (“STO”):

Blue Water Petroleum Corp. (“BWPC”) would like to inform and educate its shareholders on the microwave technology for crude oil sludge treatment (“STO”) it will be gaining through the 50/50 joint venture with VEP Viscos Energy Partners Limited (“VEP”). Included as an exhibit for your review is a presentation developed by the joint venture on the STO technology.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits:  99.1

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 24, 2015	By:	/s/ Thomas Hynes
Thomas Hynes
	Title:	Chief Executive Officer

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